     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 23, 1999

                                                             FILE NO. 33-01575
                                                             FILE NO. 811-4471
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 14                      /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                Amendment No. 14                             /X/

                                 -------------

                       VALUE LINE AGGRESSIVE INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)

        / / on (date) pursuant to paragraph (b)

        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)

        /X/ on June 1, 1999 pursuant to paragraph (a)(1)

        / / on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       VALUE LINE AGGRESSIVE INCOME TRUST

                        --------------------------------
                                   PROSPECTUS
                                  June 1, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FUND SUMMARY

                           What are the Fund's goals? PAGE 2

                           What are the Fund's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Fund? PAGE 2

                           How has the Fund performed? PAGE 3

                           What are the Fund's fees and expenses? PAGE 4

 HOW WE MANAGE THE FUND

  Our investment strategies PAGE 5

  The risks of investing in the Fund PAGE 7

                     WHO MANAGES THE FUND

                                     Investment Adviser PAGE 8

                                     Management fees PAGE 8

                                     Portfolio management PAGE 8

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 9

              How to sell shares PAGE 11

              Special services PAGE 12

              Dividends, distributions and taxes PAGE 13

                       FINANCIAL HIGHLIGHTS

                                         Financial Highlights PAGE 14

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

                   The Fund's primary investment objective is to maximize current income. Capital appreciation is a secondary objective which will only be sought when consistent with the Fund's primary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Fund's goals, we invest, under normal conditions, at least 80% of the Fund's net assets in high-yielding, lower rated fixed-income corporate securities (also known as "junk bonds").

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. High-yielding, lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Aggregate Bond Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   YEAR BY YEAR RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  1989       2.37%
1990          -3.67%
1991          26.63%
1992          12.15%
1993          19.04%
1994          -4.10%
1995          20.01%
1996          19.75%
1997          14.10%
1998          -5.27%

BEST QUARTER:                             Q1 1991  +12.46%
WORST QUARTER:                            Q3 1998   (8.91%)

                   The Fund's year-to-date return for the one month ended January 31, 1999, was 2.35%.

                   AVERAGE ANNUAL RETURN AS OF 12/31/98

                                     1 YEAR  5 YEARS   10 YEARS
---------------------------------------------------------------
FUND                                  -5.27%   8.30%      9.52%
---------------------------------------------------------------
LEHMAN BROS. AGGREGATE
BOND INDEX                             8.69%   7.27%      9.26%
---------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES   NONE
AS A PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A          NONE
PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED
DIVIDENDS                                           NONE
--------------------------------------------------------
REDEMPTION FEE                                      NONE
--------------------------------------------------------
EXCHANGE FEE                                        NONE
--------------------------------------------------------
MAXIMUM ACCOUNT FEE                                 NONE
--------------------------------------------------------

                   Annual Fund operating expenses are expenses that are deducted from the Fund's assets.

                   ANNUAL FUND OPERATING EXPENSES(% OF AVERAGE NET ASSETS)

---------------------------------------------------------
MANAGEMENT FEES                                     0.66%
---------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES               NONE
---------------------------------------------------------
OTHER EXPENSES                                      0.15%
---------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.81%
---------------------------------------------------------

                   EXAMPLE
                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              $83      $259      $450      $1,002

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR INVESTMENT STRATEGIES

                   The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

                   Under normal conditions, the Fund will invest at least 80% of its net assets in high-yielding, fixed-income corporate securities (i) issued by companies that are rated B++ or lower for relative financial strength in either the Standard or Expanded Editions of The Value Line Investment Survey (generally, companies that are among the bottom half of the companies followed) or (ii) issued by companies not followed by either editions of The Value Line Investment Survey if the Adviser believes that the financial condition of the issuers of such securities or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of securities issued by companies with the Value Line financial strength ratings. The foregoing may include preferred stocks and "convertible securities"--that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The balance of the Fund's portfolio may include U.S. government securities, warrants, or common shares when consistent with the Fund's primary objective or acquired as part of a unit combining fixed-income and equity securities.

                   In selecting securities for purchase or sale, the Adviser will give consideration to the ratings for relative financial strength contained in the Standard and Expanded Editions of The Value Line Investment Survey for the approximately 3,500 companies followed therein. These ratings range from A++ to C and are divided in nine categories. Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an "A++" rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don't quite merit the top rating are given an "A+" grade, and so on. Those rated "C+" are well below average, and "C" is reserved for companies with very serious financial problems. These ratings are based upon computer analysis of a number of key variables that measure financial leverage, business risk, and company size. The ratings in the Standard Edition of The Value Line Investment Survey also reflect the judgment of the Adviser's analysts regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio," accounting methods, variability of return, fixed charge coverage, and company size.

                   Although the Fund invests principally in securities issued by companies that are rated B++, or lower (or companies not covered by The Value Line Investment Survey but which, in the opinion of the Adviser, are of comparable financial condition), the Fund may purchase securities issued by companies rated C when, in the Adviser's opinion, special circumstances suggest that the financial condition of the individual security is stronger than that of the company issuing the security or the investment merits of the security are stronger than implied by the company's financial strength rating.

                   In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Fund may also lend its portfolio securities, enter into repurchase agreements, write covered call options, purchase "when issued" securities and enter into futures contracts.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market or other conditions, we may invest a portion of the Fund's net assets in cash, cash equivalents or U.S. Government securities for temporary defensive purposes. This could help the Fund avoid losses but may mean lost opportunities and lower yields than on lower-rated fixed income securities.

                   PORTFOLIO TURNOVER
                   The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives which would result in higher brokerage commissions and other expenses. High portfolio turnover may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could raise your income tax liability.

THE RISKS OF INVESTING IN THE FUND

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. High yielding, lower rated securities have certain speculative characteristics, may be subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities. Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                   YEAR 2000 RISKS

                   Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's service providers do not properly process and calculate date-related information and data after January 1, 2000. The Adviser is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Trustees.

INVESTMENT ADVISER

                   Value Line, Inc. serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% on the first $100 million of the Fund's average daily net assets and 0.50% of such additional assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY TELEPHONE
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. If you are making an initial purchase by mail, you must include a completed Account Application, or an appropriate retirement plan application if you are opening a retirement account, with your check.

                    / / MINIMUM/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order.

                    / / TIME OF PURCHASE
                   If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                    / / NET ASSET VALUE

                   We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined by the Board of Trustees. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / BY MAIL
                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                    / / BY TELEPHONE OR WIRE
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / BY CHECK
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they accept your order.

                    / / BY EXCHANGE
                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                   When you send us a properly completed request to sell or exchange shares, you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the gain from your sale of shares.

                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send the proceeds to you.

                   ACCOUNT MINIMUM
                   If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. Distributions from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. In addition, you may be subject to state and local taxes on distributions.

                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR:
                                                                  YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------
                                                   1999         1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $8.66        $8.21        $7.64        $6.80         $8.00
------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                           .78          .72          .75          .69           .68
    Net gains or losses on securities (both
      realized and unrealized)                    (1.21)         .45          .57          .85         (1.20)
------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                   (.43)        1.17         1.32         1.54          (.52)
------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net investment income           (.78)        (.72)        (.75)        (.70)         (.68)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $7.45        $8.66        $8.21        $7.64         $6.80
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      (5.13)%      14.97%       18.12%       23.79%        (6.66)%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)         $174,805     $146,712     $ 83,765     $ 41,776     $  29,760
Ratio of expenses to average net assets             .81%(1)      .95%(1)     1.10%(1)     1.22%(1)     1.27%
Ratio of net income to average net assets          9.81%        8.60%        9.70%        9.67%        9.23%
Portfolio turnover rate                             140%         251%         276%         284%         221%

                    (1) After offset of custody credits. Excluding the custody credits would not have changed the expense ratio.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated June 1, 1999, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

                   You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 419729
                                                                     Kansas City, MO 64141-6729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-4471

                       VALUE LINE AGGRESSIVE INCOME TRUST

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 1999
-------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Aggressive Income Trust dated June 1, 1999, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent auditors appearing in the Fund's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

                                 --------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                      ---------
Description of the Fund and Its Investments and Risks...............................       B-2
Management of the Fund..............................................................       B-10
Investment Advisory and Other Services..............................................       B-12
Brokerage Allocation and Other Practices............................................       B-14
Capital Stock.......................................................................       B-14
Purchase, Redemption and Pricing of Shares..........................................       B-14
Taxes...............................................................................       B-16
Performance Data....................................................................       B-17
Financial Statements................................................................       B-18
Description of Value Line Financial Strength Ratings................................       B-18

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Fund is an open-end, diversified management investment company established as a Massachusetts business trust in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    INVESTMENT STRATEGIES AND RISKS. The primary investment objective of the Fund is to maximize income. Capital appreciation is a secondary objective. The Fund's investment objective cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

    In seeking its primary objective, the Fund will invest, under normal conditions, at least 80% of its net assets in high-yielding, fixed-income corporate securities (i) issued by companies that are rated B++ or lower for relative financial strength in either the Standard or Expanded Editions of The Value Line Investment Survey, or (ii) issued by companies not followed by either editions of The Value Line Investment Survey if the Adviser believes that the financial condition of the issuers of such securities or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of securities issued by companies with the Value Line financial strength ratings. The foregoing may include "convertible securities" --that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The balance of the Fund's portfolio may include U.S. government securities, warrants, or common shares when consistent with the Fund's primary objective or acquired as part of a unit combining fixed-income and equity securities. Common shares received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may also be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund is not required to sell securities for the purpose of assuring that 80% of its assets are invested in high-yielding, fixed-income securities. The Fund may also lend its portfolio securities, enter into repurchase agreements, write covered call options, purchase "when-issued" securities, and enter into futures contracts.

    In selecting securities for purchase or sale, the Adviser will give consideration to the ratings for relative financial strength contained in the Standard and Expanded Editions of The Value Line Investment Survey for the approximately 3,500 companies followed therein. These ratings range from A++ to C and are divided in nine categories. Companies that have the best financial strength (relative to the other companies followed in the Value Line Investment Survey) are given an "A++" rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don't quite merit the top rating are given an "A+" grade, and so on. Those rated "C+" are well below average, and "C" is reserved for companies with very serious financial problems. These ratings are based upon computer analysis of a number of key variables that measure financial leverage, business risk, and company size. The ratings in the Standard Edition of The Value Line Investment Survey also reflect the judgment of the Adviser's analysts regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio," accounting methods, variability of return, fixed charge coverage, and company size. For a description of these ratings, see page B-18.

    Although the Fund invests principally in securities issued by companies that are rated B++, or lower (or companies not covered by The Value Line Investment Survey but which, in the opinion of the Adviser, are of comparable financial condition), the Fund may purchase securities issued by companies rated C when, in the Adviser's opinion, special circumstances suggest that the financial condition of the individual security is stronger than that of the company issuing the security or the investment merits of the security are stronger than implied by the company's financial strength rating. As of March 31, 1999, the percentage of the Fund's net assets invested in each rating category was as
follows: Repurchase agreements =   %; B+ =   %; B=   %; C++ =  %; and nonrated =
  %. In the Adviser's opinion the average credit quality of the Fund's nonrated securities was equivalent to a C++.

    INVESTMENT RISKS OF HIGH YIELDING SECURITIES. High yields are usually available on securities that are lower rated, that is, on securities of companies that the Adviser rates B++ or lower for financial strength (generally, companies that are among the bottom half of the companies followed by The Value Line Investment Survey), or on securities of companies that the Adviser considers to be of equivalent creditworthiness. High-yielding, lower-rated securities, also known as junk bonds, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with high-rated securities.

    Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bond's issuers to repay principal and interest.

    Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

    An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Fund's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

    Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. However, a fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

    When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities which provide similar yields but have less risk. In addition, under unusual market or economic conditions, the Fund may, for defensive purposes, invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

MISCELLANEOUS INVESTMENT PRACTICES

    RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary investment objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

    COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

    The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or U.S. Treasury bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    FINANCIAL FUTURES CONTRACTS. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon limited to 30% of the Fund's assets. If the Adviser anticipates that interest rates will rise, the Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Fund's securities. If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future. The Fund will only enter into financial futures contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities from the portfolio securities being hedged. Another risk is that the Fund's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements takes place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

    Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will enter into an options on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

    The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

    WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and high-quality marketable securities equal in value to commitments for when-issued securities in a segregated account. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    SHORT SALES. The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes.

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Trustees monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

    YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

    FUND POLICIES.

          (i)
            The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii)
            The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into interest rate futures contracts.

        (iii)
            The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv)
            The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v)
            The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi)
            The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed

    10% of the Fund's assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

        (vii)
            The Fund may not engage in short sales, except to the extent that it owns other securities convertible into or exchangeable for an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

       (viii)
            The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may (a) purchase, hold and sell options on contracts for the future delivey of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities, and (b) write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

         (ix)
            The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi)
            The Fund may not purchase securities for the purpose of exercising control over another company.

        (xii)
            The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xiii)
            The Fund may not invest in commodities or commodity contracts except that the Fund may enter into interest rate futures contracts.

        (xiv)
            The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

         (xv)
            The Fund may not purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts subject to restriction (xvii) below or participate on a joint or a joint and several basis in any trading account in securities.

        (xvi)
            The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

       (xvii)
            The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts plus premiums on options on futures contracts.

      (xviii)
            The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 64                             of Directors and       Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc. (the "Distributor"); Chairman and
                                                           President of each of the 15 Value Line Funds.
 John W. Chandler                   Director               Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc. Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 75                                                    Emeritus, Williams College.

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Leo R. Futia                       Director               Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                     of The Guardian Life Insurance Company of
 New York, NY 10003                                        America and Director since 1970. Director
 Age 79                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company, Inc., Guardian Investor Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.
 David H. Porter                    Director               President Emeritus, Skidmore College since
 5 Birch Run Drive                                         January 1, 1999; President, Skidmore College,
 Saratoga Springs, NY 12866                                1987-1998; Director of Adirondack Trust
 Age 63                                                    Company.
 Paul Craig Roberts                 Director               Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 60
 Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of
 1409 Beaumont Drive                                       Trustees.
 Gladwyne, PA 19035
 Age 49
 Nathan N.J. Grant                  Vice President         Portfolio Manager with the Adviser since
 Age 29                                                    1996; Trader, Fixed Income Securities,
                                                           Blaylock & Partner, 1994-1996.
 Bruce Alston                       Vice President         Portfolio Manager with the Adviser since
 Age 53                                                    1997; Portfolio Manager with Dreyfus
                                                           Management, Inc. 1994-1996, and Prudential
                                                           Capital Markets Group, 1981-1994.
 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 41                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor. Vice Presi-
                                                           dent, Secretary and Treasurer of each of the
                                                           15 Value Line Funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended January 31, 1999. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED JANUARY 31, 1999

                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  --------------
Jean B. Buttner                                 $     -0-                N/A             N/A     $      -0-
John W. Chandler                                    2,968                N/A             N/A         35,620
Leo R. Futia                                        2,718                N/A             N/A         32,620
David H. Porter                                     2,968                N/A             N/A         35,620
Paul Craig Roberts                                  2,718                N/A             N/A         32,620
Nancy-Beth Sheer                                    2,968                N/A             N/A         35,620

    As of January 31, 1999, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 5,425,648 shares or approximately 23.1% of the shares outstanding, Pershing Division of Donaldson Lufkin Jenrette Securities Corp., POB 2052 Jersey City, NJ 07303, which owned 2,921,355 shares (12.5%), and National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 4,600,453 shares (19.6%). The Adviser and its affiliates owned 1,003,765 shares of record or approximately 4.3% of the outstanding shares. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

    The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 3/4 of 1% on the first $100 million of the Fund's average daily net assets during the year and 1/2 of 1% of such net assets in excess thereof. During the fiscal years ended January 31, 1997, 1998 and 1999, the Fund paid or accrued to the Adviser advisory fees of $424,802, $786,852 and $1,049,295, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information no such agreements exist.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal year ended January 31, 1997, 1998 and 1999, the Fund paid brokerage commissions of $3,000, $2,000 and $2,500, respectively.

    The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to any "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

    Each share of beneficial interest of the Fund, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service approved by the Trustees. In valuing such securities, the pricing service generally takes into account appropriate factors such as institutional size trading characteristics and other market data. Securities not priced in this manner are valued at the midpoint between the latest available bid and asked prices in the principal market (last sales price if the principal market is an exchange) in which such securities are normally traded. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees or persons acting at their direction may determine. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended January 31, 1999, the Fund did not incur such losses.

    Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the amounts of qualifying dividends.

    A distribution by the Fund will reduce the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Under certain circumstances, a loss on the sale or redemption of shares held for twelve months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.

    The Fund's average annual total returns for the one, five and ten year periods ending December 31, 1998 were -5.27%, 8.30% and 9.52%, respectively.

    The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Fund's financial statements for the year ended January 31, 1999, including the financial highlights for each of the five fiscal years in the period ended January 31, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

              DESCRIPTION OF VALUE LINE FINANCIAL STRENGTH RATINGS

    Value Line ranks the companies followed by the Standard and Expanded Edition of The Value Line Investment Survey into nine categories as follows:

A++        Greatest relative financial strength. Companies among the very strongest of the approximately 3,500 followed by The Value Line Investment Survey.

A+ Excellent relative financial strength. Companies with very high financial strength, but not quite the highest among the Value Line
           3,500.

A          High-grade relative financial strength.

B++        Above average relative financial strength among the Value Line 3,500.

B+ Very good relative financial strength; approximately average among the large, strong companies that dominate the Value Line 3,500.

B          Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.

C++        Satisfactory relative financial strength.

C+         Significantly below average relative financial strength.

C          Weakest relative financial strength.

    The Value Line ratings are based upon computer analysis of a number of key variables that measure (a) financial leverage, (b) business risk and (c) company size plus, in the Standard Edition of The Value Line Investment Survey, the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all securities. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio," accounting methods, variability of return, quality of fixed charge coverage, stock price stability, and company size.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) Declaration of Trust.

    (b) By-laws.

    (c) Not applicable.

    (d) Investment Advisory Agreement.

    (e) Distribution Agreement.

    (f)  Not applicable.

    (g) Custodian Agreement.

    (h) Not applicable.

    (i)  Legal Opinion.

    (j)  Consent of independent accountants.

    (k) Not applicable.

    (l)  Not applicable.

    (m) Not applicable.

    (27) Financial data schedule.

    (o) Not applicable.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 25.  INDEMNIFICATION.

    Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) hereto.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                     POSITION WITH
           NAME                       THE ADVISER                              OTHER EMPLOYMENT
--------------------------  --------------------------------  ---------------------------------------------------
Jean Bernhard Buttner       Chairman of the Board, President  Chairman of the Board and Chief Executive Officer
                            and Chief Executive Officer       of Arnold Bernhard & Co., Inc. and Chairman of the
                                                              Value Line Funds and the Distributor
Samuel Eisenstadt           Senior Vice President and         ---------------------------------------------
                            Director

David T. Henigson           Vice President, Treasurer and     Vice President and a Director of Arnold Bernhard &
                            Director                          Co., Inc. and the Distributor

Howard A. Brecher           Vice President, Secretary and     Vice President, Secretary, Treasurer and a Director
                            Director                          of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.         Director                          Retired Administrative Law Judge

W. Scott Thomas             Director                          Partner, Brobeck, Phleger & Harrison, attorneys,
                                                              One Market Plaza, San Francisco, CA 94105

Linda S. Wilson             Director                          President, Radcliffe College, 10 Garden Street,
                                                              Cambridge, MA 02138

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

    (b)

                                  (2)
                              POSITION AND             (3)
           (1)                  OFFICES            POSITION AND
   NAME AND PRINCIPAL       WITH VALUE LINE        OFFICES WITH
    BUSINESS ADDRESS        SECURITIES, INC.        REGISTRANT
-------------------------  ------------------  --------------------
Jean Bernhard Buttner      Chairman of the     Chairman of the
                           Board               Board and President

David T. Henigson          Vice President,     Vice President,
                           Secretary,          Secretary and
                           Treasurer and       Treasurer
                           Director

Stephen LaRosa             Asst. Vice          Asst. Treasurer
                           President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

          State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 419729
        Kansas City, MO 64141
        For records pursuant to Rule 31a-1(b)(2)(iv)

          State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 14 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the January 31, 1999 Annual Report to Shareholders of Value Line Aggressive Income Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 19, 1999

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of March, 1999.

                                          VALUE LINE AGGRESSIVE INCOME TRUST

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

                            SIGNATURES                                 TITLE                        DATE
           --------------------------------------------  ---------------------------------  ---------------------

                         *JEAN B. BUTTNER                Chairman and Director; President;         March 19, 1999
                        (JEAN B. BUTTNER)                  Principal Executive Officer

                        *JOHN W. CHANDLER                Director                                  March 19, 1999
                        (JOHN W. CHANDLER)

                          *LEO R. FUTIA                  Director                                  March 19, 1999
                          (LEO R. FUTIA)

                         *DAVID H. PORTER                Director                                  March 19, 1999
                        (DAVID H. PORTER)

                       *PAUL CRAIG ROBERTS               Director                                  March 19, 1999
                       (PAUL CRAIG ROBERTS)

                        *NANCY-BETH SHEERR               Director                                  March 19, 1999
                       (NANCY-BETH SHEERR)

                      /s/ DAVID T. HENIGSON              Treasurer; Principal Financial            March 19, 1999
           ............................................    and Accounting Officer
                       (DAVID T. HENIGSON)

*By      /s/ DAVID T. HENIGSON
   .................................

           (DAVID T. HENIGSON,
           ATTORNEY-IN-FACT)